SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 18, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                0-31789           56-2317250
-------------------------------   ------------      ----------------
(State or other jurisdiction       (File No.)        (IRS Employer
     of incorporation)                            Identification Number)

365 Broad Street, Bloomfield, New Jersey                 07003
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600
                                                    -----------------

                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01   Entry into a Material Definitive Agreement
            ------------------------------------------

     On May 18, 2005, the Registrant announced the adoption of a Plan of Conversion and Reorganization pursuant to which the Registrant will convert from the mutual holding company form of organization to a full stock company.

     For further details, reference is made to the Press Release dated May 18, 2005, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.
           ----------------------------------

     Effective May 17, 2005, the Registrant appointed Mr. Fred G. Kowal as its President and Chief Operating Officer. Mr. Kowal was previously and continues to be President and Chief Operating Officer of the Registrant's wholly-owned subsidiary, American Bank of New Jersey (the "bank"). Mr. Kowal is also a member of the Boards of Directors of the Registrant and the Bank.

     Mr. Kowal succeeds Joseph Kliminski as the Registrant's president and succeeds Richard M. Bzdek as the Registrant's chief operating officer.

     Mr. Kowal was Chairman and Chief Executive Officer of Warwick Community Bancorp, Inc. until its merger into Provident Bancorp, Inc. in October 2004. He joined Warwick Community Bancorp, Inc. in 1999 and also served as Chairman of the Board of Directors of The Warwick Savings Bank and as Chairman of the Board, President and Chief Executive Officer of The Towne Center Bank, a de novo commercial bank formed by Warwick Community Bancorp, Inc. in 1999. Prior to joining Warwick, he served as Senior Vice President of First Union National Bank, where he worked for 16 years, and as Senior Vice President of PNC Bank. Mr. Kowal holds an M.B.A. in Finance from Rutgers University and a B.S. in Business Management from Fairleigh Dickinson University.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

  Exhibit                                     Description
  Number                                      -----------
  ------

    99                             Press release dated May 18, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    ASB HOLDING COMPANY



Date: May 18, 2005                  By: /s/ Fred G. Kowal
                                        ----------------------------------------
                                        Fred G. Kowal
                                        President and Chief Operating Officer
                                        (Duly authorized officer)